                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                               AETHLON MEDICAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                              AETHLON MEDICAL, INC.
                   7825 FAY AVENUE, LA JOLLA, CALIFORNIA 92037

                        NOTICE OF MEETING OF SHAREHOLDERS

                                                                 August 25, 2000

         The Annual Meeting of Shareholders of Aethlon Medical, Inc. will be held at the offices of the corporation at 7825 Fay Avenue, Suite 200, La Jolla, California 92037, on Monday, September 25, 2000 at 10:00 a.m. to consider and take action upon the following matters:

     1.  Election of Directors.

     2.  Approval of the proposed 2000 Stock Option Plan.

     3. Ratification of the selection of Freed Maxick Sachs & Murphy, P.C., independent public accountants, as auditors for the corporation.

     4. Transaction of such other business as may properly come before the meeting.

     All persons who were holders of record of common shares at the close of business on August 15, 2000, and no others shall be entitled to vote at such meeting.

                                    James A. Joyce
                                    Secretary


     SHAREHOLDERS ARE URGED TO VOTE BY SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                              AETHLON MEDICAL, INC.

                                 PROXY STATEMENT

         This statement is furnished in connection with the solicitation by the Board of Directors of Aethlon Medical, Inc. (hereinafter referred to as the Company) of proxies to be used at the Annual Meeting of Shareholders to be held on September 25, 2000 ( the "Meeting").

RECORD DATE

         The record date for the Meeting is August 15, 2000 (the "Record Date"). Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting.

SHAREHOLDERS ENTITLED TO VOTE

         Each share of the Company's common stock, $.001 par value, ("Common Stock") outstanding at the close of business on the Record Date will be entitled to one vote on all matter submitted to a vote at the Meeting. As of the Record Date, there were 2,771,652 shares of Common Stock outstanding.

QUORUM

         A majority of the shares entitled to vote, present in person or represented by proxy at the Meeting, shall constitute a quorum.

REQUIRED VOTE

         Directors shall be elected by a majority of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting.

         The proposals to approve the 2000 Stock Option Plan and ratify the appointment of auditors require the affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the Meeting.

PROXIES

         All shares entitled to vote and represented by properly executed proxies received prior to the Meeting, and not revoked, will be voted as instructed on those proxies. If no instructions are indicated, the shares will be voted as recommended by the Board of Directors.

         If any other matters are properly presented at the Meeting for consideration, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on those matters in accordance with their own judgment to the same extent as the person signing the proxy would be entitled to vote. The Company does not anticipate that any other matters will be raised at the Meeting.

         Any proxy may be revoked at any time before it is voted by (i) filing with the Secretary of the Company, at or before the taking of the vote at the Meeting, a written notice of revocation or duly executed proxy, in either case dated later than the prior proxy relating to the same shares or
(ii) attending the Meeting and voting in person (although attendance at the Meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Aethlon Medical, Inc., 7825 Fay Avenue, Suite 200, La Jolla, California 92037, Attention:
Secretary, or hand delivered to the Secretary, before the taking of the vote at the Meeting.

         A copy of the Company's Annual Report on Form 10-KSB for the year ended March 31, 2000, including financial statements, has been sent simultaneously with this Proxy Statement or has been previously provided to all stockholders entitled to vote at the Meeting.

                            1.  ELECTION OF DIRECTORS

         A board of seven directors is to be elected at the Meeting for a one-year term. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the Company's nominees named below.

         Information regarding the nominees is set forth below.

         James A. Joyce, age 38, is the founder of Aethlon, Inc. and became a director of the Company on March 10, 1999. Since 1993, Mr. Joyce has served as the Chief Executive Officer of James Joyce & Associates, a management consulting and investment banking organization that specializes in the structure and placement of private and public equity offerings. Most recently, he advised in the structure and placement of over $20 million in private equity on behalf of a publicly-traded computer distribution company, and served as a board member and advisor in the initial public offering of a biomedical company. Previously, Mr. Joyce was Chief Executive Officer of Mission Labs, Inc. and a principal in charge of U.S. operations for London Zurich Securities, Ltd.

         Franklyn S. Barry, Jr., age 60, has over 25 years of experience in managing and building companies. He has been the President and Chief Executive Officer of Hemex since April 1997, and became a director of the Company on March 10, 1999. From 1994 to April 1997, Mr. Barry was a private consultant. Included among his prior experiences are tenures as President of Fisher-Price and as co-founder and CEO of Software Distribution Services, which today operates as Ingram Micro-D, an international distributor of personal computer products. Mr. Barry serves on the Board of Directors of Barrister Global Services Network, Inc., a publicly-traded company.

         Richard H. Tullis, PhD, age 55, has extensive biotechnology management and research experience. In 1996 he founded Syngen Research to pursue research in the fluorescent detection of DNA hybridization reactions. Syngen was acquired by the Company in January 2000, and Dr. Tullis was elected a director of the Company at that time. During the past five years, Dr. Tullis also served as Chief Executive Officer of DNA Sciences, Inc. and Genetic Vectors, Inc.

         Clara M. Ambrus, MD, PhD, FACP, age 75, invented the
Hemopurifier-TM- cartridge and is the founder of Hemex, Inc. which was acquired by the Company in March 1999. She was elected a director of the Company on July 14, 1999. She is a Research Professor at the State University of New York at Buffalo in both the School of Medicine and the School of Pharmacology.

         Edward G. Broenniman, age 64, became a member of the Board of Directors of the Company on March 10, 1999. Mr. Broenniman has 30 years of management and executive experience with high-tech, privately-held growth firms where he has served as a CEO, COO, or corporate advisor, using his expertise to focus management on increasing profitability and stockholder value. He is the Managing Director of The Piedmont Group, LLC, a venture advisory firm. Mr. Broenniman recently served on the Board of Directors of publicly-traded QuesTech (acquired by CACI International), and currently serves on the Boards of four privately-held firms, the Dingman Center for Entrepreneurship's Board of Advisors at the University of Maryland, and the Board of the Association for Corporate Growth.

         Robert J. Lambrix, age 60, was elected a director of the Company on July 14, 1999. Since April 2000, Mr. Lambrix has been the Chief Executive Officer of U.S. Medical, Inc., a distributor of new and used medical equipment. From January 1997 to March 2000 he was a management consultant, and in 1996 he was Chief Financial Officer of Senior Campus Living. From March 1994 to May 1995, Mr. Lambrix was a principal with Kotter Associates. He is the former Senior Vice President and Chief Financial Officer of Baxter International, Inc., a global leader in the development, manufacture, and distribution of medical devices and hospital supplies.

         John P. Penhune, PhD, age 64, was a founder, President, and Chairman of the Board of Cell Activation, Inc. prior to its acquisition by the Company in April 2000, and he was elected a director of the Company at that time In addition, he is Senior Vice President of Research at Science Applications International Corporation (SAIC), a Fortune 500 company with annual sales exceeding $5 billion.

         During the fiscal year ended March 31, 2000, the Board of Directors held four meetings. Robert J. Lambrix, who attended one of two meetings held while he was a director, is the only director who attended less than 75% of the relevant board and committee meetings held during the fiscal year.

         The Board of Directors has an Audit Committee and a Compensation Committee. The current Audit Committee, which is comprised of Mr. Lambrix, Chairman, Mr. Broenniman, and Dr. Penhune, had its first meeting in May, 2000. All of the members of the Audit Committee are independent directors pursuant to Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. A prior Audit Committee, comprised of Mr. Broenniman, Chairman, and Mr. Joyce held one meeting in July 1999. The Committee selects the Company's independent auditors (subject to shareholder ratification) and reviews their proposed audit plan and fees, and the completed audit. The auditors have direct access to the Audit Committee with respect to the Company's accounting practices and procedures and management's compliance with those practices and procedures. On May 31, 2000, the Company's Board of Directors adopted a Charter of the Audit Committee, a copy of which is attached to this Proxy Statement as Exhibit A.

         The Compensation Committee, which is comprised of Mr. Broenniman, Chairman, Mr. Lambrix, and Dr. Penhune, had its first meeting in May, 2000. It submits recommendations to the Board on all matters relating to the compensation of officers and key employees.

         No compensation was paid to the directors of the Company during the fiscal year ended March 31, 2000. At a meeting held on May 31, 2000, the Board of Directors approved a fee arrangement for non-employee directors, effective with the May 31, 2000 meeting. An annual retainer will consist of a stock option for 2,000 shares of Company stock with an exercise price equal to 75% of the average closing price of the stock for the 30 days prior to issuance. A cash fee of $1,000 for each day or partial day spent attending board and committee meetings will be paid. The cash fee for telephonic attendance will be $500. In addition, for each board and committee meeting attended in person or by phone, the director will receive an option to acquire 100 shares of Company stock with an exercise price equal to 75% of the average closing price of the stock for the 30 days prior to the meeting date. All out-of-pocket expenses incurred to attend meetings will be reimbursed by the Company

         Under the fee arrangement described above, each of the three nonemployee directors received an option on May 31, 2000 for 2,300 shares of Company stock with an exercise price of $5.80 per share covering the retainer for the fiscal year ending March 31, 2001 and the board and committee meetings held on May 31, 2000.

           SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the beneficial ownership of the Company's officers, directors, and persons who own more than five percent of the Company's common stock as of June 30, 2000.

                                                                                                     Percent
                                                                               Number                  of
Name                             Title                                       of Shares               Class (1)
----                             -----                                       ---------               ---------
James A. Joyce                   Chairman, Secretary,                          675,900                24.4%
                                 and Director

Clara M. Ambrus                  Chief Scientific Officer and                  450,279                16.2%
                                 Director

Deborah Salerno                  Shareholder                                   425,000                15.3%

Edward G. Broenniman             Director                                      255,874 (2)             9.2%


All directors and executive                                                  1,484,789                53.6%
officers of Company as a group
(5 persons)

------------------------
      (1) Based on 2,771,652 shares outstanding.

      (2) Includes 201,989 shares owned of record by Linda Broenniman, Mr. Broenniman's wife.

The table above does not include 412,500 shares issuable to Mr. Barry upon the exercise of a stock option granted to him which first becomes exercisable on September 11, 2000.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Directors, officers, and greater-than-10% stockholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file. Based solely on review of information furnished to the Company, the Company believes that all Section 16(a) filing requirements applicable to its directors, officers, and greater-than-10% beneficial owners were complied with during the the fiscal year ended
March 31, 2000.

                               EXECUTIVE OFFICERS

         The names, ages and positions of the Company's executive officers as of June 15, 2000 are listed below:

NAME AND AGE                        TITLE OR POSITION                                   OFFICER SINCE
------------                        -----------------                                   -------------
James A. Joyce, 38                  Chairman and  Secretary                             March, 1999

Franklyn S. Barry, Jr., 60          President/Chief Executive Officer                   March, 1999


John M. Murray, 67                  Vice President-Finance and Chief                    September, 1999
                                    Financial Officer

Richard H. Tullis, PhD, 55          Vice President-Business Development                 January, 2000


Clara M. Ambrus, MD, PhD,           Chief Scientific Officer                            March, 1999
    FACP, 75

         Background information on the executive officers who also serve on the Board is furnished above. From 1988 until his retirement in 1998, Mr. Murray was Vice President-Finance and Treasurer of American Precision Industries Inc., a multi-national manufacturer of motion control and heat transfer products listed on The New York Stock Exchange.

                       COMPENSATION OF EXECUTIVE OFFICERS

         During the fiscal year ended March 31, 2000, Mr. Joyce and Mr. Barry each earned a salary of $120,000 of which $90,000 has been paid and $30,000 is unpaid and deferred. No other officer of the Company received compensation in excess of $100,000 for the fiscal year.

                  In April 1999, the Company entered into two-year employment agreements with Mr. Joyce and Mr. Barry. Each agreement provides for base compensation of $120,000 per year. The agreements also provide that the employees are eligible to receive the Company's standard benefits package and participation in an incentive compensation program to be developed and approved by the Board of Directors.

               2.  APPROVAL OF THE PROPOSED 2000 STOCK OPTION PLAN

         At the Meeting, the shareholders will be presented with a proposal to approve the 2000 Stock Option Plan for directors, officers, and key employees of the Company as well as consultants, vendors, customers, and others (the "Plan"). The text of the Plan is set forth as Exhibit B to this proxy statement. The following description of the Plan contains summaries of certain provisions of the Plan and is qualified in its entirety by reference to the Plan itself.

         The purpose of the proposed Plan is to provide incentive to directors, key employees, and key consultants, vendors customers, and others expected to provide significant services to the Company, to attract and retain employees, and to align the interests of employees with those of shareholders.

         Under the proposed Plan, there will be reserved for issuance upon the exercise of options up to a maximum of 500,000 shares of Common Stock of the Company. The Plan will be administered by a committee of the Board of Directors (the "Committee") comprised of not less than three nonemployee directors. The Committee may make grants of both incentive stock options (ISOs"), as defined by section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), which have certain tax advantages for employees, and other stock options that do not have the tax advantages of ISOs. The aggregate exercise value of all ISOs exercisable for the first time by any one employee within one calendar year may not exceed $100,000. ISOs may be granted only to employees of the Company.

         The option price per share for each ISO granted to employees under the Plan will not be less than the fair market value of a common share on the date of grant. The option price per share for each stock option granted to non-employee directors, consultants, vendors, customers, or other providers of significant services will be established by the Board of Directors to equate the value of the option with the value of services rendered. The term of an option may not exceed ten years. ISOs are nontransferable except by will or by the laws of descent and distribution.

         Upon termination of employment due to a cause other than qualified retirement (as defined), death, disability, or misconduct, options exercisable at the date of termination remain exercisable for three months. In the event of a qualified retirement (after age 55 and, in most cases, continuous employment for a period of not less that five years), options will continue to become exercisable and remain exercisable for a period of five years following retirement, but may not be exercised later than ten years after the date of grant or such earlier date as may be specified in the option. In the event of the disability or death of an active employee who is the holder of an option, the employee or the employee's legal representative, as the case may be, may exercise the option within twelve months following disability or death but not later than ten years after the date of grant or such earlier date as may be specified in the option.

         The Company believes that under present tax law the federal tax consequences of options granted under the Plan will generally be as follows:
The grant of an option will have no tax consequences for the optionee or the Company. Upon the exercise of an option that is not an ISO, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the acquired shares on the exercise date over the option price, and the Company will be entitled to a deduction in the same amount. Upon the exercise of an ISO, the optionee will not recognize ordinary income, nor will the Company be entitled to a deduction. However, the alternative minimum tax may apply, because the excess of the fair market value of ISO shares over the option price is an adjustment to the optionee's alternative minimum taxable income. If there is no disposition of ISO shares before the later of two years from the date of grant and one year from the date of exercise, then the optionee will realize a capital gain or loss upon a sale of the ISO shares. If the ISO shares are sold before the later of two years from the date of grant and one year from the date of exercise, the excess of the fair market value over the option price (or, if less, the excess of the sale proceeds over the option price) will be ordinary income for the optionee and deductible for the Company; any balance of the gain or loss recognized by the optionee on the sale will be capital gain or loss.

         Outstanding options are subject to adjustment in the event of a stock dividend, stock split, merger, consolidation, or other change in the Company's capital structure. Upon the occurrence of certain events specified in the Plan (such as a change in ownership of more than 50 percent of the Company's common stock), all options will become immediately exercisable, and the Committee, in its discretion, may provide for the cash out of options, for other adjustment of options, for the assumption of options, or for the substitution of new options for outstanding options.

         The Plan is subject to amendment by the Committee, except that no amendment that would by law require shareholder approval will be effective without such approval. The Committee may amend outstanding options, except that the optionee's consent is required for any amendment that would be adverse to the optionee's interest.

         The Plan was adopted by the Board of Directors of the Company on August 21, 2000, subject to approval of the shareholders at the Meeting.

         The Board of Directors recommends a vote FOR the proposed Plan.



                        3.  RATIFICATION OF THE SELECTION
                        OF INDEPENDENT PUBLIC ACCOUNTANTS

         At the Meeting, a vote of the holders of Common Stock will be taken for the ratification of the selection of the firm of Freed Maxick Sachs & Murphy, P.C., independent public accountants, as auditors for the fiscal year ending March 31, 2001. Representatives of the firm are not expected to be present at the Meeting.


                              SHAREHOLDER PROPOSALS

     Proposals of shareholders to be presented to the 2001 annual meeting must be received by the Company on or before April 25, 2001, for possible inclusion in the proxy statement and form of proxy relating to that meeting.


                           COST OF PROXY SOLICITATION

         The cost of preparing, assembling, and mailing proxy statements and other material furnished to shareholders in connection with the solicitation of proxies will be borne by the Company. Arrangements will be made with brokerage houses, nominees, fiduciaries, and other custodians to send proxies and proxy material to beneficial owners of the Company's common shares, and the Company will reimburse them for their expenses is so doing. Proxies may be solicited personally or by telephone, fax, e-mail, or regular mail by directors, officers, and regular employees of the Company without additional compensation for such services.

                                            By order of the Board of Directors

                                            James A. Joyce
                                            Secretary


August 25, 2000

                                    EXHIBIT A

                              AETHLON MEDICAL, INC.
            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Board of Directors of Aethlon Medical, Inc. (the "Company") shall establish an audit committee to assist the Board in fulfilling its statutory and fiduciary responsibilities with respect to the Company's financial reporting, accounting policies, and internal financial and accounting controls.

COMPOSITION AND AUTHORITY

The audit committee will be composed of three directors, two of whom are independent of the Company and are free of any relationship that would interfere with their independent judgment as a committee member. Examples of such relationships include:

     - A director being employed by the Company or any of its affiliates for the current year or any of the past three years;

     - A director accepting any compensation from the Company or any of its affiliates other than compensation for board service or benefits under a tax-qualified retirement plan;

     - A director being a member of the immediate family of any individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer;

     - A director being a partner in, or a controlling shareholder or an executive officer or, any for-profit business organization to which the Company made, or from which the Company received, payments that are or have been significant to the Company or such business organization in any of the past three years;

     - A director being employed as an executive of another company where any of the Company's executives or directors serve on that company's compensation committee.

The audit committee shall have unrestricted access to Company personnel and documents and will be given the resources necessary to discharge its responsibilities.

The audit committee will meet on a regular basis two times a year and call special meetings as required.

Minutes of each meeting will be prepared, distributed to each member of the Board, and kept by the Company's secretary for permanent filing.

RESPONSIBILITIES

1.  Selection and Monitoring of Outside Auditors

         The audit committee shall ensure that the Company's financial statements are audited by an independent public accounting firm that is qualified to practice before the U. S. Securities and Exchange Commission ("SEC"). The audit committee in this regard will:

     a. Oversee the annual nomination of the independent public accountants who will act as the Company's outside auditors and who shall be ultimately accountable to the Board of Directors and the audit committee, as representatives of the Company's shareholders.

     b.  Review and approve the engagement letter with the outside auditors.

     c. Review the outside auditors' performance and any nonaudit services rendered by the auditors.

     d. Review the independence of the outside auditors. In this regard, the audit committee shall be responsible for ensuring its receipt from the outside auditors of a formal written statement delineating all relationships between the auditors and the Company, consistent with Independence Standards Board Standard No. 1.

     e. Be responsible for actively engaging in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors and for taking, or recommending that the full board of directors take, appropriate action to ensure the independence of the outside auditors.

     f. Request information from the outside auditors on the results of the most recent peer review of their firm and the nature of any needed corrective measures.

     g. Require the outside auditors to discuss with the audit committee the auditors' judgments about the quality, not just the acceptability, of the Company's accounting principles as applied in its financial reporting. That discussion should include such issues as the clarity of the Company's financial disclosures and degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates and other significant decisions made by management in preparing the financial disclosures and reviewed by the outside auditors.

2.  Financial Reporting

         The responsibility of the audit committee in the area of financial reporting is to provide assurance that financial disclosures made by management reasonably portray the Company's financial condition, results of operations, and long-term commitments. To accomplish this, the audit committee will:

         a.   Oversee the external audit and monitor its results.

         b.   Review the accounting policies and policy decisions.

         c. Review the annual financial statements, auditors' opinion, annual report on Form 10-K, and other reports requiring approval by the Board before submission to the SEC. This review shoud include changes, if any, during the year in the Company's accounting principles or practices and significant adjustments proposed by the independent accountants.

         d. When time permits or if a significant change in accounting principles or practices is being implemented, review quarterly reports on Form 10-QSB prior to their being filed with the SEC.

         e. Inquire about the existence and substance of any significant accounting accruals, reserves, or estimates made by management that had or may have a material impact on the financial statements.

         f. Arrange for periodic reports from management and the independent public accountants to assess the impact of significant regulatory changes and accounting or reporting developments proposed by the Financial Accounting Standards Board or the SEC or any other significant matters that may affect the Company.

         g. Review management's discussion and analysis section of the Annual Report.

         h. Ask management and the independent public accountants if there were any significant reporting or operational issues affecting the financial statements which were discussed during the audit and, if so, how they were resolved.

         i. Review the management representation letter given to the independent accountants.

3.  Internal Control

         In the area of internal control the audit committee will:

         a. Meet privately with the independent public accountants to discuss pertinent matters, including quality of management, financial, and accounting personnel, and to determine if any restrictions have been placed by management on the scope of their examination or if there are other matters which should be discussed with the audit committee.

         b. Direct special investigations into significant matters brought to its attention within the scope of its duties.

4.  Corporate Governance

              The responsibility of the audit committee in the area of Corporate Governance is to provide assurance that the Company is in reasonable compliance with pertinent laws and regulations, is conducting its affairs ethically, and is maintaining effective controls against employee conflict of interest and fraud. To accomplish this the audit committee will:

         a. Review corporate policies relating to compliance with laws and regulations, code of conduct, ethics, conflict of interest, the investigation of misconduct or fraud, and officers' and directors' expense reports and perquisites.

         b. Review with management and, as necessary, general counsel, current and pending litigation or regulatory proceedings in which the Company is a party.

         c. Review significant cases of employee conflict of interest, misconduct, or fraud.

         d. Review the Charter annually and propose to the Board any recommended changes.

         e. Report audit committee activities to the Board on a regular basis.

                                    EXHIBIT B












                              AETHLON MEDICAL, INC.

                             2000 STOCK OPTION PLAN

                              AETHLON MEDICAL, INC.

                             2000 STOCK OPTION PLAN

                                                                                                PAGE
I.       PURPOSE  ......................................................................         B-1

II.      DEFINITIONS....................................................................         B-1

III.     EFFECTIVE DATE.................................................................         B-3

IV.      ADMINISTRATION.................................................................         B-3

V.       PARTICIPATION..................................................................         B-3

         5.1      Eligibility...........................................................         B-3
         5.2      Ten Percent Shareholders..............................................         B-4
         5.3      Stock Ownership.......................................................         B-4
         5.4      Outstanding Stock.....................................................         B-4

VI.      STOCK SUBJECT TO THE PLAN......................................................         B-4

VII.     OPTIONS  ......................................................................         B-4

         7.1      Stock Option Agreements...............................................         B-4
         7.2      Number of Shares......................................................         B-4
         7.3      Exercise Price........................................................         B-5
         7.4      Medium and Time of Payment............................................         B-5
         7.5      Term and Transferability of Options...................................         B-5
         7.6      Modification, Extension and Renewal of Options........................         B-5
         7.7      Limitation on Grant of Incentive Stock Options........................         B-5
         7.8      Other Provisions......................................................         B-5
         7.9      Specific Awards Approved by the Shareholders..........................         B-5

VIII.    RIGHTS OF PARTICIPANTS AND BENEFICIARIES.......................................         B-6

         8.1      Employee Status.......................................................         B-6
         8.2      No Employment Contract................................................         B-6
         8.3      No Transferability....................................................         B-6
         8.4      Plan Not Funded.......................................................         B-6
         8.5      Adjustments upon Recapitalizations and Corporate Changes..............         B-6
         8.6      Termination of Employment.............................................         B-7
         8.7      Death of Participant..................................................         B-7
         8.8      Disability of Participant.............................................         B-7
         8.9      Retirement of Participant.............................................         B-7
         8.10     Rights as a Stockholder...............................................         B-7
         8.11     Acceleration of Awards................................................         B-7

IX.      MISCELLANEOUS..................................................................         B-8

         9.1      Termination, Suspension and Amendment.................................         B-8
         9.2      No Fractional Shares..................................................         B-8
         9.3      Tax Withholding and Tax Bonuses.......................................         B-8
         9.4      Restrictions of Elections Made by Participants........................         B-8
         9.5      Limitations on the Corporation's Obligations..........................         B-9
         9.6      Compliance with Laws..................................................         B-9
         9.7      Governing Law.........................................................         B-9
         9.8      Securities Law Requirements...........................................         B-9
         9.9      Execution.............................................................        B-10

                              AETHLON MEDICAL, INC.

                             2000 STOCK OPTION PLAN

I.       PURPOSE

         The Plan is intended to provide incentive to key employees and directors of, and key consultants, vendors, customers, and others expected to provide significant services to, the Corporation, to encourage proprietary interest in the Corporation, to encourage such key employees to remain in the employ of the Corporation and its Subsidiaries, to attract new employees with outstanding qualifications, and to afford additional incentive to consultants, vendors, customers, and others to increase their efforts in providing significant services to the Corporation.

II.      DEFINITIONS.

         2.1 "Award" shall mean an Option, which may be designated an Incentive Stock Option or a Nonstatutory Stock Option, in each case as granted pursuant to the Plan.

         2.2 "Award Agreement" shall mean a Stock Option Agreement.

         2.3 "Beneficiary" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under the Plan in the event of a Participant's death.

         2.4 "Board" shall mean the Board of Directors of the Corporation.

         2.5 "Code" shall mean the Internal Revenue Code of 1986, as amended.

         2.6 "Committee" shall mean the committee, if any, appointed by the Board in accordance with Section 4 of the Plan.

         2.7 "Common Stock" shall mean the Common Stock, par value $.001, of the Corporation.

         2.8 "Corporation" shall mean AETHLON MEDICAL, INC., a Nevada corporation, and its Subsidiaries.

         2.9 "Disability" shall mean the condition of a Participant who is unable to perform his or her substantial and material job duties due to injury or sickness or such other condition as the Board or Committee may determine in its sole discretion/engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

         2.10 "Eligible Employee" shall mean an individual who is employed (within the meaning of Code Section 3401 and the regulations thereunder) by the Corporation.

         2.11 "Event" shall mean any of the following:

                  (a) Any person or entity (or group of affiliated persons or entities) acquires in one or more transactions, whether before or after the effective date of the Plan, ownership of more than 50 percent of the outstanding shares of stock entitled to vote in the election of directors of the Corporation; or


                                  EXHIBIT "B"-1

                  (b) The dissolution or liquidation of the Corporation or a reorganization, merger or consolidation of the Corporation with one or more entities, as a result of which the Corporation is not the surviving entity, or a sale of all or substantially all of the assets of the Corporation as an entirety to another entity.

For purposes of this definition, ownership does not include ownership (i) by a person owning such shares merely of record (such as a member of a securities exchange, a nominee or a securities depository system), (ii) by a person as a bona fide pledgee of shares prior to a default and determination to exercise powers as an owner of the shares, (iii) by a person who is not required to file statements on Schedule 13D by virtue of Rule 13d-1(b) of the Securities and Exchange Commission under the Exchange Act, or (iv) by a person who owns or holds shares as an underwriter acquired in connection with an underwritten offering pending and for purposes of resale.

         2.12 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         2.13 "Exercise Price" shall mean the price per Share of Common Stock, determined by the Board or the Committee, at which an Award may be exercised.

         2.14 "Fair Market Value" shall mean the value of one (1) Share of Common Stock, determined as follows:

                           (i)   If the Shares are traded on an exchange, the
price at which Shares traded at the close of business on the date of valuation; or

                           (ii)  If the Shares are traded over-the-counter on
the NASDAQ System, the closing price if one is available, or the mean between the bid and asked prices on said System at the close of business on the date of valuation; or

                           (iii) If neither (i) nor (ii) above applies, the
fair market value as determined by the Board or the Committee in good faith. Such determination shall be conclusive and binding on all persons.

         2.15 "Incentive Stock Option" shall mean an option described in
Section 422A(b) of the Code.

         2.16 "Nonstatutory Stock Option" shall mean an option not described in Section 422(b), 422A(b), 423(b) or 424(b) of the Code.

         2.17 "Option" shall mean either an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

         2.18 "Participant" shall mean an Eligible Employee or other person eligible under Section 5.1 herein who has received an Award under the Plan.

         2.19 "Plan" shall mean the AETHLON MEDICAL, INC. 2000 Omnibus Stock Option and Incentive Plan, as it may be amended from time to time.

         2.20 "Purchase Price" shall mean the Exercise Price times the number of Shares with respect to which an Award is exercised.



                                  EXHIBIT "B"-2

         2.21 "Qualified Retirement" shall mean the voluntary termination of employment by an Eligible Employee upon the attainment of age fifty-five (55) and the completion of not less than five (5) years of service with the Corporation or a Subsidiary, or such shorter period as the Committee may prescribe.

         2.22 "Share" shall mean one (1) share of Common Stock, adjusted in accordance with Section 9.4 of the Plan (if applicable).

         2.23 "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

         2.24 "Subsidiary" shall mean any corporation at least fifty percent (50%) of the total combined voting power of which is owned by the Corporation or by another Subsidiary.

         2.25 "Tax Date" shall have the meaning set forth in Section 9.3 hereof.

III.     EFFECTIVE DATE

         The Plan was adopted by the Board on August 21, 2000, subject to the approval by the Corporation's shareholders. The Plan is being submitted to the shareholders of the Corporation for their approval at the Annual Meeting thereof scheduled for September 25, 2000. The effective date of the Plan shall be August 21, 2000 (the "Effective Date"), provided that the Plan is approved by the shareholders of the Corporation at the Annual Meeting.

IV.      ADMINISTRATION

         The Plan shall be administered by the Board in compliance with Rule 16b-3 of the Securities Exchange Act of 1934 ("Rule 16b-3"), or by a Committee appointed by the Board, which Committee shall be constituted to permit the Plan to comply with Rule 16b-3, and which shall consist of not less than three (3) members. The Board shall appoint one of the members of the Committee, if there be one, as Chairman of the Committee. If a Committee has been appointed, the Committee shall hold meetings at such times and places as it may determine. Acts of a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. The Board, or the Committee if there be one, shall from time to time at its discretion select the Eligible Employees and consultants who are to be granted Awards, determine the number of Shares to be applicable to such Award, and designate any Options as Incentive Stock Options or Nonstatutory Stock Options, except that no Incentive Stock Option may be granted to a non-employee director or a non-employee consultant. A member of the Board or a Committee member shall in no event participate in any determination relating to Awards held by or to be granted to such Board or Committee member; however, a member of the Board or a Committee member shall be entitled to receive Awards approved by the shareholders in accordance with the provisions of Rule 16b-3. The interpretation and construction by the Board, or by the Committee if there be one, of any provision of the Plan or of any Award granted thereunder shall be final. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted thereunder. In addition to any right of indemnification provided by the Articles of Incorporation or Bylaws of the Corporation, such person shall be indemnified and held harmless by the Corporation from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with any claim, suit, action or proceeding to which he may be a party by reason of any action or omission under the Plan.

V.       PARTICIPATION

         5.1 Eligibility. Subject to the terms and conditions of Section 5.2 below, the Participants shall be such persons as the shareholders may approve or as the Committee may select from among the following classes of persons:
(i) Eligible Employees of the Corporation or of a Subsidiary (who may be



                                  EXHIBIT "B"-3
officers, whether or not they are directors); and (ii) Directors, consultants, vendors, customers, and others expected to provide significant services to the Corporation or a Subsidiary.

No Incentive Stock Option may be granted to a non-employee director or non-employee consultant, vendor, customer, or other provider of significant services to the Corporation or a Subsidiary, and except that no Nonstatutory Stock Option may be granted to a non-employee director or non-employee consultant, vendor, customer, or other provider of significant services to the Corporation or a Subsidiary other than upon a vote of a majority of disinterested directors finding that the value of the services rendered or to be rendered to the Corporation or a Subsidiary by such non-employee director or non-employee consultant, vendor, customer, or other provider of services is at least equal to the value of the Awards granted.

         5.2 Ten-Percent Shareholders. An Eligible Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Corporation, its parent or any of its Subsidiaries shall not be eligible to receive an Award for an Incentive Stock Option unless (i) the Exercise Price of the Shares subject to such Award is at least one hundred ten percent (110%) of the Fair Market Value of such Shares on the date of grant; and (ii) such Award by its terms is not exercisable after the expiration of five (5) years from the date of grant.

         5.3 Stock Ownership. For purposes of Section 5.2 above, in determining stock ownership an Eligible Employee shall be considered as owning the stock owned, directly or indirectly, by of for his brothers, sisters, spouses, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Eligible Employee holds an Award shall not be counted.

         5.4 Outstanding Stock. For purposes of Section 5.2 above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the Award to the Participant. "Outstanding stock" shall not include shares authorized for issue under outstanding Options held by the Participant or by any other person.

VI.      STOCK SUBJECT TO THE PLAN

         The stock subject to Awards granted under the Plan shall be Shares of the Corporation's authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued as Awards or upon exercise of Awards under the Plan shall not exceed Five Hundred Thousand (500,000) shares. The number of Shares subject to unexercised Options (plus the number of Shares previously issued under the Plan) shall not at any time exceed the number of Shares available for issuance under the Plan. In the event that any unexercised Option, or any portion thereof, for any reason expires or is terminated, the unexercised or unvested Shares allocable to such Option may again be made subject to any Award. Any Shares withheld by the Corporation pursuant to Section 9.3 shall not be deemed to be issued. The number of withheld Shares shall be deducted from the applicable Award and shall not entitle the Participant to receive additional Shares. The limitations established by this Article VI shall be subject to adjustment in the manner provided in Section 8.5 hereof upon the occurrence of an event specified therein.

VII.     OPTIONS

         7.1 Stock Option Agreements. Options shall be evidenced by written stock option agreements in such form as the Committee shall from time to time determine. Such agreements shall comply with and be subject to the terms and conditions set forth below.

         7.2 Number of Shares. Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 8.5 hereof.



                                  EXHIBIT "B"-4

         7.3 Exercise Price. Each Option shall state the Exercise Price thereof. The Exercise Price in the case of any Incentive Stock Option shall not be less than the Fair Market Value on the date of grant and, in the case of any Option granted to an Optionee described in Section 5.2 hereof, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant. The Exercise Price in the case of any Nonstatutory Stock Option shall not be less than seventy-five percent (75%) of the Fair Market Value on the date of grant.

         7.4 Medium and Time of Payment. The Purchase Price shall be payable in full in United States dollars upon the exercise of the Option; provided, however, that if the applicable Stock Option Agreement so provides the Purchase Price may be paid (i) by the surrender of Shares in good form for transfer, owned by the Participant and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the Fair Market Value of the Shares so surrendered equal the Purchase Price, (ii) by cancellation of indebtedness owed by the Corporation to the Participant, or (iii) any combination of the foregoing.

         7.5 Term and Nontransferability of Options. Each Option shall state the time or times which all or part thereof becomes exercisable. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted, and no Option granted to a Participant described in Section 5.2 hereof shall be exercisable after the expiration of five (5) years from the date it was granted. During the lifetime of the Participant, the Option shall be exercisable only by the Participant and shall not be assignable or transferable. In the event of the Participant's death, the Option shall not be transferable by the Participant other than by will or the laws of descent and distribution.

         7.6 Modification, Extension and Renewal of Option. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Participant, alter or impair any rights or obligations under any Option previously granted.

         7.7 Limitation on Grant of Incentive Stock Options. In the case of Incentive Stock Options granted hereunder, the aggregate Fair Market Value (determined as of the date of the grant thereof) of the Shares with respect to which Incentive Stock Options become exercisable by any Participant for the first time during any calendar year (under this Plan and all other plans maintained by the Corporation, its parent or its Subsidiaries) shall not exceed One Hundred Thousand Dollars ($100,000). The Board or Committee may, however, with the Participant's consent authorize an amendment to the Incentive Stock Option which renders it a Nonstatutory Stock Option.

         7.8 Other Provisions. The Stock Option Agreements authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option) as the Committee shall deem advisable.

         7.9 Specific Awards Approved by the Shareholders. Subject to the approval by the vote of the shareholders at the Annual Meeting of the Shareholders on September 25, 2000, the individuals whose names are set forth in Exhibit "A," a copy of which is attached hereto and incorporated herein by this reference, shall be deemed granted Nonstatutory Stock Options as of the Effective Date, in the amounts and for the amount indicated opposite their respective names, and in accordance with the vesting schedule set forth therein, all in accordance with the provisions set forth in this Article VII of the Plan. The provisions of this Section 7.9 shall not be amended more than once every six (6) months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder, and are intended to be construed in accordance with the provisions pertaining to "formula awards" under Paragraph (c)(2)(ii) of Rule 16b-3.



                                  EXHIBIT "B"-5

VIII.    RIGHTS OF ELIGIBLE EMPLOYEES, PARTICIPANTS AND BENEFICIARIES

         8.1 Eligible Employee Status. Status as an Eligible Employee shall not be construed as a commitment that any Award will be made under the Plan to an Eligible Employee or to Eligible Employees generally.

         8.2 No Employment Contract. Nothing contained in the Plan (or in the Award Agreements or in any other documents related to the Plan or to Awards) shall confer upon any Eligible Employee or any Participant any right to continue in the employee of the Corporation or constitute any contract or agreement of employment, or interfere in any way with the right of the Corporation to reduce such person's compensation or to terminate the employment of such Eligible Employee or Participant, with or without cause, but nothing contained in the plan or any document related thereto shall affect any other contractual right of any Eligible Employee or Participant. Nothing contained in the plan (or in the Award Agreements or in any other documents related to the Plan or the Awards) shall confer upon any director of the Corporation any right to continue as a director of the Corporation.

         8.3 No Transferability. Awards may be exercised only by, and amounts payable or shares issuable pursuant to an Award shall be paid only to or registered only in the name of, the Participant or, in the event of the Participant's death, to the Participant's Beneficiary or, in the event of the Participant's Disability, to the Participant's Personal Representative or, if there is none, to the Participant. Other than by will or the laws of descent and distribution, no right or benefit under the Plan or any Award, including, without limitation, any Option that has not vested, shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void and no such right or benefit shall be, in any manner, liable for, or subject to, debts, contract, liabilities, engagements or torts of any Eligible Employee, Participant or Beneficiary, in any case except as may otherwise be expressly required by applicable law. The Board or the Committee shall disregard any attempt at transfer, assignment or other alienation prohibited by the preceding sentence and shall deliver such shares of Common Stock in accordance with the provisions of the Plan. Notwithstanding the foregoing, the Board or the Committee may authorize exercise by or transfers or payments to a third party in a specific case or more generally; provided, however, with respect to any option such discretion may only be exercised to the extent that applicable rules under Section 16 of the Exchange Act would so permit without disqualifying the Plan from certain benefits thereunder.

         8.4 Plan Not Funded. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Corporation by reason of any Award granted hereunder. There shall be no funding of any benefits which may become payable hereunder. Neither the provisions of the Plan (or of any documents related hereto), nor the creation or adoption of the plan, nor any action taken pursuant to the provisions of the Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation and any Participant, Beneficiary. To the extent that a Participant, a Beneficiary or other person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

         8.5 Adjustment Upon Recapitalizations and Corporate Changes. If the outstanding shares of Common Stock are changed into or exchanged for cash or a different number or kind of shares or securities of the Corporation, or if the outstanding shares of the Common Stock are increased, decreased, exchanged for, or otherwise changed, or if additional shares or new or different shares or securities are distributed with respect to the outstanding shares of the Common Stock, through a reorganization or merger in which the Corporation is the surviving entity or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation or other capital change or adjustment, an appropriate adjustment shall be made in the number and kind of shares of other consideration that is subject to or may be delivered under the Plan and pursuant to outstanding Awards. In addition, the Board or the Committee may grant such additional rights in the



                                  EXHIBIT "B"-6
foregoing circumstances as the Board or the Committee deems to be in the best interest of any Participant and the Corporation in order to preserve for the Participant the benefits of an Award.

         8.6 Termination of Employment, Except by Death, Disability or Qualified Retirement. If a Participant ceases to be an Eligible Employee for any reason other than his or her death, Disability or Qualified Retirement, such Participant shall have the right, subject to the restrictions of Section
8.3 above, to exercise any Award at any time within three (3) months after termination of employment, but only to the extent that, at the date of termination of employment, the Participant's right to exercise such Award had accrued pursuant to the terms of the applicable agreement and had not previously been exercised; provided, however, that if the Participant was terminated for cause (as defined in the applicable agreement) any Award not exercised in full prior to such termination shall be canceled. For this purpose, the employment relationship shall be treated as continuing intact while the Participant is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Board or the Committee). The foregoing notwithstanding, in the case of an Incentive Stock Option, employment shall not be deemed to continue beyond the ninetieth
(90th) day after the Participant's reemployment rights are guaranteed by statute or by contract.

         8.7 Death of Participant. If a Participant dies while an Eligible Employee, or after ceasing to be an Eligible Employee but during the period while he or she could have exercised the Award under this Section 8.7, and has not fully exercised the Award, then the Award may be exercised in full at any time within twelve (12) months after the Participant's death (but not later than the date of termination fixed in the applicable agreement), by the executors or administrators of his or her estate or by any person or persons who have acquired the Award directly from the Participant by bequest or inheritance, but only to the extent that, at the date of death, the Participant's right to exercise such Award had accrued and had not been forfeited pursuant to the terms of the applicable agreement and had not previously been exercised.

         8.8 Disability of Participant. If a Participant ceases to be an Eligible Employee by reason of Disability, such Participant shall have the right to exercise the Award at any time within twelve (12) months after termination of employment (but not later than the termination date fixed in the applicable agreement), but only to the extent that, at the date of termination of employment, the Participant's right to exercise such Award had accrued pursuant to the terms of the applicable agreement and had not previously been exercised.

         8.9 Qualified Retirement of Participant. If a Participant ceases to be an Eligible Employee by reason of Qualified Retirement, Awards will continue to become exercisable and remain exercisable for a period of five
(5) years after termination of employment (but not later than the termination date fixed in the applicable agreement), but only to the extent that, at the date of termination of employment, the Participant's right to such Award had not previously been exercised.

         8.10 Rights as a Stockholder. An Participant, or a transferee of an Participant, shall have no rights as a stockholder with respect to any Shares covered by his or her Award until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 8.5 hereof.

         8.11 Acceleration of Awards. Immediately prior to the occurrence of an Event, (i) each Option under the Plan shall become exercisable in full, unless, prior to the Event, the Board or the Committee otherwise determines that there shall be no such acceleration or vesting of an Award or otherwise determines those Awards which shall be accelerated or vested and to the extent to which they shall be accelerated or vested, or that an Award shall terminate, or unless in connection with such Event the Board provides (A) for the assumption of such Awards theretofore granted; or (B) for the substitution for such Awards of new awards covering securities or obligations (or any combination thereof) of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of



                                  EXHIBIT "B"-7
shares and prices; or (C) for the payment of the fair market value of the then outstanding Awards. In addition, the Board or the Committee may grant such additional rights in the foregoing circumstances as the Board or the Committee deems to be in the best interest of the Participant and the Corporation in order to preserve for the Participant the benefits of an Award. For purposes of this Section 8.11 only, Board shall mean the Board of Directors of the Corporation as constituted immediately prior to the Event. In addition, the Board may in its sole discretion accelerate the exercisability or vesting of any or all Awards outstanding under the Plan in circumstances under which the Board or the Committee determines such acceleration appropriate.

IX.  MISCELLANEOUS

         9.1 Termination, Suspension and Amendment. The Board or the Committee may, at any time, suspend, amend, modify of terminate the Plan (or any part thereof) and may, with the consent of a Participant, authorize such modifications of the terms and conditions of such Participant's Award as it shall deem advisable; provided that, except as permitted under the provisions of Section 8.5 hereof, no amendment or modification of the plan may be adopted without approval by a majority of the shares of the Common Stock represented (in person or by proxy) at a meeting of stockholders at which a quorum is present and entitled to vote thereat, if such amendment or modification would:

                           (i)   materially increase the benefits accruing to
Participants under the plan within the meaning of Rule 16b-3 under the Exchange Act or any successor provision;

                           (ii)  materially increase the aggregate number of
shares which may be delivered pursuant to Awards granted under the Plan; or

                           (iii) materially modify the requirements of
eligibility for participation in the Plan.

Neither adoption of the plan nor the provisions hereof shall limit the authority of the Board to adopt other plans or to authorize other payments of compensation and benefits under applicable law. No Awards under the plan may be granted or amended during any suspension of the Plan or after its termination. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations pertaining to any Awards granted under the plan prior to such amendment, suspension or termination.

         9.2 No Fractional Shares. No Award or installment thereof shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded.

         9.3 Tax Withholding and Tax Bonuses. As required by law, federal, state or local taxes that are subject to the withholding of tax at the source shall be withheld by the Corporation as necessary to satisfy such requirements. The Corporation is entitled to require deduction from other compensation payable to each Participant or, in the alternative: (i) the Corporation may require the Participant to advance such sums; or (ii) if a Participant elects, the Corporation may withhold (or require the return of) Shares having the Fair Market Value equal to the sums required to be withheld. If the Participant elects to advance such sums directly, written notice of that election shall be delivered prior to such exercise and, whether pursuant to such election or pursuant to a requirement imposed by the Corporation, payment in cash or by check of such sums for taxes shall be delivered within ten (10) days after the exercise date. If the Participant elects to have the Corporation withhold Shares (or be entitled to the return of Shares) having a Fair Market Value equal to the sums required to be withheld, the value of the Shares to be withheld (or returned) will be equal to the Fair Market Value on the date the amount of tax to be withheld (or subject to return) is to be determined (the "Tax Date").

         9.4 Restrictions on Elections Made by Participants. Elections by Participants to have Shares withheld (or subject to return) for this purpose will be subject to the following restrictions: (i) the election



                                  EXHIBIT "B"-8
must be made prior to the Tax Date; (ii) the election must be irrevocable;
(iii) the election will be subject to the Board's disapproval; and (iv) if the Participant is an "officer" within the meaning of Section 16 of the Exchange Act, the election shall be subject to such additional restrictions as the Board or the Committee may impose in an effort to secure the benefits of any regulations thereunder.

         9.5 Limitations on the Corporation's Obligations. The Corporation shall not be obligated to issue shares to the Participant upon any Award exercise until such payment has been received or Shares have been withheld, unless withholding (or offset against a cash payment) as of or prior to the exercise date is sufficient to cover all such sums due or which may be due with respect to such exercise. .

         9.6 Compliance with Laws. The Plan, the granting of Awards under the Plan, the Stock Option Agreements and the delivery of Options, Shares and Awards pursuant thereto are subject to such additional requirements as the Board or the Committee may impose to assure or facilitate compliance with all applicable federal and state laws, rules and regulations (including, without limitation, securities laws and margin requirements) and to such approvals by any regulatory or governmental agency which may be necessary or advisable in connection therewith. In connection with the administration of the Plan or the grant of any Award, the Board or the Committee may impose such further limitations or conditions as in its opinion may be required or advisable to satisfy, or secure the benefits of, applicable regulatory requirements (including those rules promulgated under Section 16 of the Exchange Act or those rules that facilitate exemption from or compliance with the Securities Act or the Exchange Act), the requirements of any stock exchange upon which such shares or shares of the same class are then listed, and any blue sky or other securities laws applicable to such shares.

         9.7 Governing Laws. The Plan and all Awards granted under the Plan and the documents evidencing Awards shall be governed by, and construed in accordance with, the laws of the State of California, except as to those matters governed by the laws of the State of Nevada as the state of incorporation of the Corporation.

         9.8  Securities Law Requirements.

                  (a) Legality of Issuance. The issuance of any Shares upon the exercise of any Option and the grant of any Option shall be contingent upon the following:

                           (i)   the Corporation and the Participant shall
have taken all actions required to register the Shares under the Securities Act of 1933, as amended (the "Securities Act"), and to qualify the Option and the Shares under any and all applicable state securities or "blue sky" laws or regulations, or to perfect an exemption from the respective registration and qualification requirements thereof;

                           (ii)  any applicable listing requirement of any
stock exchange on which the Common Stock is listed shall have been satisfied;
and

                           (iii) any other applicable provision of state of
Federal law shall have been satisfied.

                  (b) Restrictions on Transfer. Regardless of whether the offering and sale of Shares under the plan has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions on the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other law. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which required an investment representation or other representation, each Participant shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary



                                  EXHIBIT "B"-9
or appropriate by the Corporation and its counsel. Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 9.6(b) shall be conclusive and binding on all persons. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

         "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE SECURITIES ACT."

                  (c) Registration or Qualification of Securities. The Corporation may, but shall not be obligated to register or qualify the issuance of Awards and/or the sale of Shares under the Securities Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the issuance of Awards or the sale of Shares under the plan to comply with any law.

                  (d) Exchange of Certificates. If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing shares issued under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

         9.9 Execution. To record the adoption of the Plan in the form set forth above by the Board effective as of August 21, 2000, the Corporation has caused this Plan to be executed in the name and on behalf of the Corporation where provided below by an officer of the Corporation thereunto duly authorized.

                                   AETHLON MEDICAL, INC.



                                   By: /s/  Franklyn S. Barry, Jr.
                                       -------------------------------
                                   Franklyn S. Barry, Jr., President

ATTEST:

/s/  James A. Joyce
---------------------------
James A. Joyce, Secretary




                                  EXHIBIT "B"-10

                                   EXHIBIT "A"

                              AETHLON MEDICAL, INC.

                             2000 STOCK OPTION PLAN



                  SCHEDULE OF NONSTATUTORY STOCK OPTION AWARDS

                                   Position With               Number of            Exercise
Name                                the Company                 Shares                Price

Edward G.  Broenniman                Director                   2,300               $5.80

Robert J. Lambrix                    Director                   2,300               $5.80

John P. Penhune                      Director                   2,300               $5.80

All Nonstatutory Stock Options granted as set forth in this schedule vest immediately upon grant.










                                  EXHIBIT "B"-11

PROXY                       AETHLON MEDICAL, INC.                        PROXY
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
            THE COMPANY FOR THE ANNUAL MEETING OF SEPTEMBER 25, 2000

The undersigned hereby constitutes and appoints John M. Murray and Richard H. Tullis, and each or either of them, proxies with full power of substitution, to vote for the undersigned all shares of voting securities of Aethlon Medical, Inc. which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held on September 25, 2000, and at any adjournment thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or refrain from voting as indicated in this proxy, and otherwise in their discretion.

Election of Directors, Nominees:

Clara M. Ambrus, Franklyn S. Barry, Jr., Edward G. Broenniman, James A. Joyce,
           Robert J. Lambrix, John P. Penhune, and Richard H. Tullis

     / / FOR all nominees (except as marked to the contrary)
     / / WITHHOLD AUTHORITY to vote for all nominees
     For, except vote withheld from the following nominee(s): ________________

Approval of the 2000 Stock Option Plan

                   / / FOR      / / AGAINST      / / ABSTAIN

Ratification of Selection of Independent Public Accountants

                   / / FOR      / / AGAINST      / / ABSTAIN

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                       Dated ___________________________, 2000

                                       PLEASE SIGN EXACTLY AS NAME(S) APPEAR
                                       HEREON. JOINT OWNERS SHOULD BOTH SIGN.
                                       WHEN SIGNING AS ATTORNEY, EXECUTOR,
                                       ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                                       PLEASE GIVE FULL TITLE AS SUCH.

                                       _______________________________________

                                       _______________________________________
                                           (Signature of Shareholder(s)

    PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE,
          WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES